Central and South West Corporation                                     EXHIBIT 2
File No:  70-9119                                                    Page 1 of 2
Report For Period:  July 1, 1999  to September 30, 1999


C) Description of investments and expenditures made by CSW and/or Services in the EV Business:

    (i)Identify all other corporations, parties or joint ventures involved, the percentage of Services' investment in joint arragements, and a description of the activities being conducted:

      INVESTMENTS
      a)For the reporting period ending:September 30, 1999

              Parties Investing         Percentage of   Services'   Description of Activities being
                                         Investment     Investment             Conducted
        ------------------------------  -------------   ----------  --------------------------------

        NONE                                  0%           $ -       N/A


      b)For the cumulative period ending September 30, 1999



              Parties Investing         Percentage of   Services'   Description of Activities being
                                         Investment     Investment             Conducted
        ------------------------------  -------------   ----------  --------------------------------
        NONE                                  0%           $ -       N/A


      EXPENDITURES

      a)For the reporting period ending:September 30, 1999

             Parties Investing         Percentage of   Services'   Description of Activities being
                                         Investment     Investment             Conducted
        ------------------------------  -------------   ----------  --------------------------------
        NONE                                  0%           $ -       N/A


      b)For the cumulative period endingSeptember 30, 1999


             Parties Investing         Percentage of   Services'   Description of Activities being
                                         Investment     Investment             Conducted
        ------------------------------  -------------   ----------  --------------------------------
        NONE                                  0%           $ -       N/A


Central and South West Corporation                                     EXHIBIT 2
File No:  70-9119                                                    Page 2 of 2
Report For Period:  July 1, 1999  to September 30, 1999


   Item C (cont'd)


   (ii)Third party financing used to finance EV Business activities:

       a)  For the reporting period ending:September 30, 1999

                                Amount              Purpose of
Name of Third party             Financed            Financing
---------------------------     ----------------    -----------------------
NONE                                 $ -             N/A


       b)  For the cumulative period endingSeptember 30, 1999

                                Amount              Purpose of
Name of Third party             Financed            Financing
---------------------------     ----------------    -----------------------
NONE                                 $ -             N/A




   (iii) Financing obtained by CSW and/or Services in order to engage in EV Business activities:

         The EV Business is totally financed through a combination of internally generated funds and short-term debt by the parent company, Central and South West Corporation.